Section 906 Certifications
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I, Charles E. Porter, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: December 23, 2003
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Charles E. Porter, Principal Financial Officer




Section 906 Certifications
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I, Karnig H. Durgarian, the principal executive officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Karnig H. Durgarian      Date: December 23, 2003
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Karnig H. Durgarian, Principal Executive Officer



Section 906 Certifications
---------------------------
I, Steven D. Krichmar, a principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: December 23, 2003
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Steven D. Krichmar, Principal Financial Officer




Attachment A
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Period(s) ended October 31, 2003

002 The Putnam Fund for Growth and Income
004 Putnam Income Fund
005 Putnam Global Equity Fund
008 Putnam Convertible Income-Growth Trust
041 Putnam Global Income Trust
052 Putnam Managed Municipal Income Trust
072 Putnam Master Income Trust
183 Putnam Municipal Bond Fund
184 Putnam California Investment Grade Municipal Trust
185 Putnam New York Investment Grade Municipal Trust
2IE Putnam Growth Fund
2II Putnam Capital Opportunities Fund
2MI Putnam Tax Smart Equity Fund
2OV Putnam Mid Cap Value Fund
582 Putnam Municipal Opportunities Trust
840 Putnam Utilities Growth and Income Fund